UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014
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BAOSHINN CORPORATION
(Name of small business in its charter)

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Nevada	333-13491	20-3486523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Unit 1010 Miramar Tower 132 Nathan Road, Tsimshatsui Kowloon, Hong Kong
(Address of principal executive offices)

Registrant's telephone number:   (852) 5984-7571

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensation Arrangements of Certain Officers

Pursuant to the Bylaws of the Company and effective February 13, 2014, the Board of Directors of Baoshinn Corporation elected Mr. Akimasa Fujita (“Mr. Fujita. ”) as a new Director of the Company to fill a newly-created directorship.

Since 2010, Mr. Fujita  served as President of Japan Flood Control, an emergency flood protection system company located in Tokyo, Japan. Mr. Fujita received a Bachelor of Arts degree in Economics from Nihon University in 1993.

Item 9.01

Financial Statements and Exhibits

None

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAOSHINN CORPORATION

Dated: February 13, 2014

By: /s/ Sean L. Webster

Name: Sean L. Webster

Title: President